Professionally Managed Portfolios
                                  CRESCENT FUND

                            11400 West Olympic Blvd.,
                          Los Angeles, California 90064
                             ----------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                SEPTEMBER 6, 1996


TO THE SHAREHOLDERS OF CRESCENT FUND
(the "Fund") a series of Professionally Managed Portfolios (the "Trust"):

         You are cordially invited to the Special Meeting (the "Meeting") of the Shareholders of the Fund to be held on Friday, September 6, 1996 at 10:00 a.m., local time, at the offices of the Fund, 11400 West Olympic Blvd., Los Angeles, California 90064, for the purpose of considering the proposal set forth below and for the transaction of such other business as may be properly brought before the meeting or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

         Proposal 1: To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly-formed series -- the FPA Crescent Portfolio (the "Series") of UAM Funds Trust, a Delaware business trust, in exchange for shares of the Series, and the assumption by the Series of liabilities of the Fund; and (b) the distribution to Fund shareholders of such Series' shares.

Shareholders of record at the close of business on July 15, 1996 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

ALL SHAREHOLDERS OF THE FUND ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order of the Board of Trustees



                             Robin Berger, Secretary

______________,  1996

                        PROFESSIONALLY MANAGED PORTFOLIOS
                                  Crescent Fund
                            11400 West Olympic Blvd.,
                          Los Angeles, California 90064


                                 PROXY STATEMENT

                               SPECIAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                September 6, 1996


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Professionally Managed Portfolios (the "Trust") for use at the Special Meeting of Shareholders of the Trust's Crescent Fund (the "Fund") to be held at 10:00 a.m., local time, on Friday, September 6, 1996 or at any adjournment thereof (the "Meeting"), and is intended to be mailed to shareholders on or about ____________, 1996. The Meeting will be held at the offices of the Fund, 11400 West Olympic Blvd., Los Angeles, California 90064.

         IF THE ACCOMPANYING FORM OF PROXY IS EXECUTED PROPERLY AND RETURNED, SHARES WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. IF NO INSTRUCTIONS ARE SPECIFIED, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION.

         If you sign and return the accompanying proxy but later wish to change your vote or vote in person, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. The Trust expects to solicit proxies principally by mail. In addition to the solicitation of proxies by mail, directors and officers of the Trust, and officers and employees of First Pacific Advisors, Inc. ("First Pacific Advisors"), the Fund's advisor, may solicit proxies in person or by telephone. The costs of solicitation will be borne by First Pacific Advisors.

         On July 15, 1996, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting, there were issued and outstanding 1,800,796.082 shares of the Fund. Each outstanding share is entitled to one vote on each matter to come before the Meeting, and any fractional share outstanding is entitled to a proportional fractional vote.

         Financial information about the Fund has been provided to shareholders in the form of an audited annual report for the fiscal year ended March 31, 1996. Shareholders voting on the Reorganization should have received this report. Any shareholder wanting a copy of the annual report in connection with this Shareholder Meeting should contact First Pacific Advisors at (310) 996-5440.

         The Meeting has been called for the purpose of considering the proposal set forth below. More than 50 percent of the Fund's shares outstanding and entitled to vote is required for the approval of the proposed Agreement and Plan of Reorganization (the "Reorganization Plan"). Abstentions and "broker non-votes" will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present. A quorum is considered to be present if more than 40% of the Fund's shares outstanding and entitled to vote is present or represented at the meeting. Abstentions will be counted as votes present for purposes of determining if a quorum is present at the Meeting but will not be voted in favor of the Reorganization, and will therefore have the effect of counting against the proposal.

         Because the current Trust is organized as a Massachusetts business trust, it is not required to hold annual shareholders' meetings. Similarly, Delaware business trust law does not require registered investment companies such as UAM Funds Trust (the "New Trust") to hold annual shareholders' meetings.

PROPOSAL 1.       THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION


General Information

         The Board of Trustees of the Trust has approved the Reorganization Plan substantially in the form attached to this Proxy Statement as Exhibit A and was requested by First Pacific Advisors to submit the Reorganization Plan to shareholders. The Reorganization Plan provides for a reorganization of the Fund (the "Reorganization") pursuant to which all assets of the Trust allocated to the Fund and the liabilities of the Fund will be transferred to a newly-formed series (the "Series") of the New Trust, in exchange for shares of beneficial interest of the Series. The preliminary prospectus for the Series is attached to this Proxy Statement as Exhibit B. Following this exchange, the Fund will distribute to its shareholders shares of the Series in liquidation of the Fund. The Series will have substantially the same investment objective and policies as the Fund, and the investment restrictions of the Series will be substantially the same as those of the Fund. The net asset value of shares of the Series immediately following the Reorganization will be the same as the net asset value of shares of the Fund prior to the Reorganization.

         FIRST PACIFIC ADVISORS HAS AGREED TO PAY ALL COSTS ASSOCIATED WITH THE REORGANIZATION INCLUDING THE FUND'S UNAMORTIZED DEFERRED ORGANIZATION COSTS REMAINING ON THE DATE OF THE REORGANIZATION. Therefore, shareholders will bear NONE of these costs. In addition, the Reorganization will be a tax-free transaction as described below.

         The Reorganization is intended to facilitate the consolidation of all mutual funds advised by affiliates of United Asset Management Corporation ("UAM") in the same family of funds, the UAM Funds (comprised of two registered investment companies, UAM Funds Trust and UAM Funds, Inc.), thereby to benefit shareholders of the Fund through reduction of expenses of the Fund and improvement in services. As a result of the reorganization, the Fund will join other series of UAM Funds as part of the New Trust. The total expenses for the Series are projected to be lower than the current expenses for the Fund. This is possible because of the benefits derived by economics of scale with having the Series to be part of a larger fund family. Also administrative fees are projected to be lower than the current level. Furthermore, The New Trust, being an affiliate of UAM, which manages more than $140 billion in assets with extensive marketing experience, hopes to increase the asset size of the Series to further spread fixed costs over a even larger asset base. It is also anticipated that more comprehensive shareholder services would be provided as a result of the Reorganization. The new transfer agent and custodian of the Series, The Chase Manhattan Bank, is very experienced in the fund service area and has an excellent reputation for providing high quality service. In addition, it is anticipated that the total operating expenses of the Series, as a percentage of average daily net assets, will be reduced. There is no guarantee that the total operating expenses of the Series will be as specified.

         The net asset value of shares of the Fund will not be materially affected by the Reorganization, although there are costs associated with the Reorganization as discussed below. The Reorganization will have no effect on the management of the Fund's investments and the Fund's other affairs. It is expected that First Pacific Advisors, as the sole initial shareholder of the new Series, will approve the Proposed Advisory Agreement and take other actions for the Series. If the shareholders of the Fund vote to approve the Reorganization Plan, the several actions described below will occur without the need for further shareholder involvement, with the result that the Reorganization will become effective on or about October 1, 1996 (the "Reorganization Date"). The various services currently provided to shareholders of the other series of the Trust will not be affected by the Reorganization.

         First Pacific Advisors has agreed to pay out of its own resources any remaining unamortized organizational expenses of the Fund at the time of the Reorganization. These expenses are estimated to be approximately $6,500. The Series will not incur any additional deferred organizational expenses as a result of the Reorganization.

         The following table provides a pro forma comparative analysis of expenses for the Fund and for the Series (after the proposed Reorganization). This analysis assumes that the total assets in the Fund and the Series for the periods indicated are the approximate current total assets of the Fund.

               Pro Forma Comparison of Annual Shareholder Expenses
                        (based on assets of $22 million)


Current Expenses of Fund                              As a %
(based on March 31, 1996 Financial Statements)        of Assets
- ----------------------------------------------        ---------

Advisory Fee                                          1.00%

Other Operating Expenses                              0.59%

Total Net Operating Expenses*                         1.59%


Anticipated Expenses of Series                       As a %
(if Proposal 1 approved)                            of Assets
Advisory Fee                                          1.00%

Other Operating Expenses                              0.49%

Total Net Operating Expenses                          1.49%

Net Reduction in Operating Expenses                  (0.10%)


- ----------------------

     * Since March 31, 1996, expenses have increased/decreased to _____% of average daily net assets.



                                  Comparison of Shareholder Transaction Expenses

         An investor would pay the following charges when buying or redeeming shares of the Fund and the Institutional Class of the Series.


                                        Current Fund                 New Series

Sales charge on purchases                 None                           None

Sales charge on reinvested dividends      None                           None

Redemption fee                            None                           None

Exchange fee                              None                           None

12b-1 fee                                 None                           None

Summary of the Reorganization Plan

         ALL INFORMATION REGARDING THE NEW TRUST, ITS OPERATIONS AND THE VARIOUS AGREEMENTS BETWEEN THE NEW TRUST AND ITS SEVERAL SERVICE PROVIDERS HAS BEEN SUPPLIED BY FIRST PACIFIC ADVISORS AND NEITHER THE TRUST NOR ANY OF ITS TRUSTEES OR OFFICERS HAS INDEPENDENTLY VERIFIED THE ACCURACY OF SUCH INFORMATION.

         Effect of Shareholders Approval of the Reorganization. A company registered under the Investment Company Act of 1940 (the "1940 Act") is required by the 1940 Act to submit any proposed investment advisory agreement to the shareholders of the company for their approval. The Board of Trustees of the Trust and the Board of Trustees of the New Trust believe that it is in the interest of the shareholders of the Fund (who will become shareholders of the Series if the Reorganization is approved) to avoid the expense of another shareholders' meeting to approve the investment advisory agreement shortly after the Reorganization. To provide an investment advisory agreement, which has been approved in compliance with the 1940 Act, prior to the effective time of the Reorganization, the Reorganization Plan authorizes the issuance of a single share to First Pacific Advisors. Pursuant to the Reorganization Plan, First Pacific Advisors, as the sole shareholder of the Series, will approve the Proposed Advisory Agreement. Promptly thereafter, and prior to the effective time of the Reorganization, the Series share held by First Pacific Advisors will be redeemed and canceled by the New Trust.

         Procedures for Reorganization. At the effective time of the Reorganization, the Fund will transfer all of its assets and liabilities to the Series of the New Trust in exchange for a number of shares of the Series of the New Trust equal to the number of shares of beneficial interest of the Fund outstanding immediately prior to the Reorganization. Immediately thereafter, the Fund will distribute its shares of the Series to its shareholders in complete liquidation of the Fund. Upon completion of the Reorganization, each shareholder of the Fund will own full and fractional shares of the Series equal in number and aggregate net asset value to the shares he or she held in the Fund immediately prior to the Reorganization.

         The obligations of the Trust on behalf of the Fund and the New Trust under the Reorganization Plan are subject to various conditions as stated therein. In order to provide for unforeseen events, the Reorganization Plan may be terminated at any time prior to the closing of the Reorganization by action of either the Board of Trustees of the Trust or the Board of Trustees of the New Trust, notwithstanding the approval of the Reorganization Plan by the shareholders of the Fund. The Board of Trustees of the Trust may at any time waive the Board of Trustees of the New Trust's obligation to comply with any of the covenants and conditions contained in the Reorganization Plan. Similarly, the Board of Trustees of the New Trust may at any time waive the Board of Trustees of the Trust's obligation to comply with any of the covenants and conditions contained in the Reorganization Plan.

         Investment Advisory Services. As noted above, the Reorganization Plan authorizes First Pacific Advisors, as sole shareholder of the Series of the New Trust prior to the effective time of the Reorganization, to approve the Proposed Advisory Agreement. The Proposed Advisory Agreement is set forth as Exhibit C and is substantially similar in all material terms to the current investment advisory agreement between the Trust, on behalf of the Fund, and First Pacific Advisors dated March 1, 1996 (the "Current Advisory Agreement").

         Continuation of Shareholder Accounts and Plans. The New Trust's transfer agent will establish an account for each shareholder containing the appropriate number of shares. Such accounts will be identical in all respects to the accounts currently maintained by the Fund's transfer agent for each shareholder of the Fund. At the current time, it is not expected that any further action will be necessary in order to continue any retirement plan currently maintained by a shareholder with respect to Fund shares. Shareholders will be contacted if action is necessary.

     Tax Consequences. Consummation of the Reorganization Plan is subject to receipt by the Boards of Trustees of the Trust and the New Trust have received an opinion of Stradley, Ronon, Stevens & Young, counsel to the New Trust, that the transactions contemplated by the Reorganization Plan will constitute a tax-free reorganization for federal income tax purposes pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended and will not affect the federal tax status of shares held prior to the Reorganization. Therefore, shareholders should not recognize any gain or loss on their shares for federal income tax purposes as a result of the Reorganization. The management of the New Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling, and the IRS is not bound by advice of counsel. While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not made any investigation as to such consequences. Shareholders may wish to consult their own tax advisors with respect to such matters.

Certain Comparative Information About the Trust and the New Trust

         Structure of the New Trust and Trust. The New Trust was established pursuant to an Agreement and Declaration of Trust (the "New Trust's Declaration of Trust") under Delaware law, and its operations are governed by the New Trust's Declaration of Trust and applicable Delaware law. The fiscal year of the New Trust's Series ends March 31 of each year. The current Trust was established pursuant to an Agreement and Declaration of Trust (the "Trust's Declaration of Trust") under Massachusetts law, and its operations are governed by the Trust's Declaration of Trust and applicable Massachusetts law. The Trust's fiscal year ends March 31 of each year.

         Certain differences between the two forms of organization are summarized below. The operations of the New Trust, like those of the Trust, are subject to the provisions of the 1940 Act, and to the rules and regulations of the Securities and Exchange Commission thereunder.

         Trustees and Officers of the New Trust and Trust. Subject to the provisions of its Declaration of Trust, the business of the New Trust is managed by its Trustees, who serve for indefinite terms and have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers and fiduciary duties of the New Trust Trustees are substantially the same as those of the Trustees of the current Trust under its Declaration of Trust. The Trustees of the current Trust also serve for indefinite terms.

         State of Organization. The New Trust is organized as a Delaware business trust; the Trust is organized as a Massachusetts business trust. Under Delaware law, trustees and shareholders of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification. However, some states do not recognize the liability limitation provided by Delaware law. This type of statutory assurance of limited liability does not exist under Massachusetts law because Massachusetts does not address the status of shareholders of a business trust by statute. Because of this omission, many commentators believe that Massachusetts business trust shareholders under certain circumstances could be held personally liable for trust obligations. Although the potential for liability is remote, the uncertainty created has prompted the inclusion of provisions in contracts disclaiming this potential liability. The New Trust, however, as a Delaware business trust, may provide more protection in this regard because of the clearer statutory protection afforded to shareholders.

         Voting Rights. The 1940 Act provides that shareholders of each series of an investment company vote separately on matters concerning only that series and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Trust's Declaration of Trust and the New Trust's Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each series of the Trust.

         The foregoing is only a brief summary of certain of the differences between the Trust's Declaration of Trust and Massachusetts law, and the New Trust's Declaration of Trust and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of the Trust's Declaration of Trust, Massachusetts law, the New Trust's Declaration of Trust and Delaware law directly for a more thorough comparison. Copies of the New Trust's Declaration of Trust and By-Laws are available to shareholders without charge upon written request to the New Trust at the address set forth on the Notice of Meeting of Shareholders accompanying this Proxy Statement.

         Multiple Classes. Under the New Trust's Declaration of Trust, the Board of Trustees has the power to classify or reclassify any unissued shares of the Series into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of Trustees of the New Trust may also increase the number of authorized shares of the Series. The Board of Trustees of the New Trust have indicated it is their intention to establish two classes of shares for the Series -- regular shares known as "Institutional Class Shares" and Institutional Service Class Shares. Shares of the Fund will be exchanged into the Institutional Class Shares of the Series. The primary difference between the Institutional Class and the Institutional Service Class is that the Institutional Class is a no-load no 12b-1 fee class whereas the Institutional Service Class imposes a 12b-1 fee on its shares.

         Statement of Investment Objective and Policies. There is no substantive difference between the investment objectives, policies and practices of the Fund and the Series. Both the Fund and the Series share the same investment objective, which is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The Fund and the Series both seek to achieve their objectives by investment in a combination of equity securities and fixed income obligations.

         This is only a summary comparison of the investment policies of the Fund and the Series. Certain minor differences exist in their non-fundamental investment policies and restrictions. Shareholders are encouraged to review the current prospectus for the Fund (dated August 1, 1996) and the preliminary prospectus for the Series (Exhibit B hereto) for additional information.

Change of Fund Service Providers.

         The Fund has a contract with Investment Company Administration Corp. (the "Administrator") to act as the Fund's Administrator under an Administration Agreement. Under the agreement, the Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent, and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a fee at the annual rate of $30,000 per year of the first $15 million of the Fund's average daily net assets, plus 0.20% of the Fund's average daily net assets in excess of $15 million and up to $50 million, plus 0.15% of the Fund's average daily net assets in excess of $50 million and up to $100 million, plus 0.10% of the Fund's average daily net assets in excess of $100 million and up to $150 million, plus 0.05% of the Fund's average daily net assets in excess of $150 million. The Fund is responsible for its own operating expenses.

     First Fund Distributors, Inc. (the "Distributor") served as the Fund's distributor pursuant to a distribution agreement. No compensation is paid to the Distributor for distribution services for the shares of the Fund.

         Star Bank, Cincinnati, Ohio acts as custodian ("Custodian") for the Fund. As Custodian, it holds cash, securities and other assets of the Fund as required by the 1940 Act. For the fiscal year ended March 31, 1996, The Star Bank received a total of $________ in fees.

         American Data Services, Fort Lee, New Jersey, acts as transfer agent for the Fund. For the fiscal year ended March 31, 1996, American Data Services received a total of $________ in fees.

         If a reorganization occurs, these agreements will be terminated. UAM Fund Services, Inc., 211 Congress Street, Boston, Massachusetts 02110 (the "Manager"), a wholly-owned subsidiary of UAM, will be responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services. The New Trust pays UAM Fund Services, Inc. a monthly fee for its services which on an annual basis equals: 0.19% of 1% of the first $200 million of the aggregate net assets of the New Trust; 0.11% of 1% of the next $800 million of the aggregate net assets of the New Trust; 0.07% of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.05% of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the series of the New Trust on the basis of their relative assets and are subject to a graduated minimum fee schedule per Series of $1,250 per month upon inception of a Series to $70,000 annually after two years. The New Trust, with respect to the New Trust or any Series or Class of the New Trust, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator. If a separate class of shares is added to a Series, the minimum annual fee payable to UAM Fund Services, Inc. by that Series may be increased by up to $20,000. [The Series will pay to UAM Fund Services, Inc. a fund-specific fee of between 0.02% to 0.06% of the aggregate net assets of the Series.]

         The Trustees of the New Trust have also approved a Mutual Funds Service Agreement dated April 15, 1996 between UAM Funds Services, Inc. and Chase Global Funds Services Company, an affiliate of The Chase Manhattan Bank under which Chase Global Funds Services Company provides the New Trust and its series with certain services, including, but not limited to, fund accounting, transfer agency, maintenance of records, preparation of reports, assistance in the preparation of the New Trust's registration statements and general day-to-day administration of matters related to the New Trust's existence. UAM Fund Services, Inc. pays Chase Global Funds Services Company a monthly fee for its services from the fees that UAM Fund Services, Inc. receives from the New Trust under its Fund Administration Agreement. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02178-3913.

         After  the  Reorganization,   The  Chase  Manhattan  Bank,  Four  Chase
MetroTech Center, Brooklyn, NY 11245, will serve as the Series' custodian.

         The Series' distributor will be UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110 (the "New Distributor"). Under the New Trust's Distribution Agreement, the New Distributor, as agent of the New Trust, agrees to use its best efforts as sole distributor of the New Trust's shares. The New Distributor does not receive any fees or other compensation under the Distribution Agreement with respect to the Series. The Distribution Agreement continues in effect as long as the New Trust's Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, approve it on an annual basis. The Distribution Agreement provides that the New Trust will bear the costs of the registration of its shares with the Securities and Exchange Commission and various states and the printing of its prospectuses, statement of additional information and reports to shareholders.

         Financial Information. The new Series is being organized as a separate series of the New Trust and will have no assets, liabilities or operations prior to the Reorganization. The Reorganization Plan provides for the new Series to issue Institutional Class Shares in exchange for the assets and liabilities of the current Fund, which shares will then be effectively transferred to shareholders to replace the then outstanding shares of the Fund. The Fund will then be terminated. Shareholders should review the financial data presented in the preliminary Prospectus that accompanies this Proxy Statement.

         If the Reorganization Plan is not approved by the shareholders of the Fund at the Meeting, the Fund will continue to operate as a series of the Trust and the current service providers will continue to provide services to the Fund.

         Requests for Redemption

         Any request to redeem shares of the Fund received and processes prior to the effective time of the Reorganization will be treated as a redemption of shares of the Fund. Any request to redeem shares received or processed after the effective time of the Reorganization will be treated as a request for the redemption of a like number of shares of the Series.

The Proposed Investment Advisory Agreement for the Series

     First Pacific Advisors has acted as investment advisor to the Fund pursuant to the Current Advisory Agreement by and between the Trust and First Pacific Advisors, Inc. dated March 1, 1996. The Fund commenced operations on June 2, 1993. The Current Advisory Agreement was approved by the Fund's shareholders on February 29, 1996. Prior to that, Crescent Management served as the Fund's advisor pursuant to a prior advisory agreement substantially similar in terms to the Current Advisory Agreement.

         At a meeting held on July 20, 1996, the Board of Trustees of New Trust approved the Proposed Advisory Agreement between First Pacific Advisors and the New Trust by a majority vote of the Trustees and of the "Independent Trustees".

Comparison of the Current and Proposed Advisory Agreements

         Under the Proposed Advisory Agreement, First Pacific Advisors will be responsible for providing substantially the same services to the Series that it now provides to the Fund under the Current Advisory Agreement. The Proposed Advisory Agreement contains the same provisions as the Current Advisory Agreement regarding renewal. Also, both the Proposed Advisory Agreement provides for similar notice provisions. The Proposed Advisory Agreement may be terminated by the Series, and the Current Advisory Agreement may be terminated by the Fund, on not more than 60 days' notice from the New Trust (in the case of the Proposed Advisory Agreement) or from the Trust (in the case of the Current Advisory Agreement) to the Advisor. Furthermore, the Proposed Advisory Agreement allows First Pacific Advisors to terminate the agreement on 90 days' notice to the Series, whereas the Current Advisory Agreement allows for termination by First Pacific Advisors on not more than 60 days' notice to the Fund.

         Pursuant to both the Current Advisory Agreement and the Proposed Advisory Agreement, the Fund and the Series, as the case may be, will pay to First Pacific Advisors an advisory fee at an annual rate equal to 1.00% of the Fund or the Series' average daily net assets. During the fiscal year ended March 31, 1996, the Fund paid $________ in advisors fees to First Pacific Advisors.

         The Current Advisory Agreement includes a provision for a reduction in the fee paid to First Pacific Advisors in the amount by which certain defined operating expenses of the Fund (including such advisory fee) for any fiscal year exceed the limits set by applicable regulations in states where the Fund's shares are registered or qualified for sale. Operating expenses, as defined in the Current Advisory Agreement, exclude (i) interest, (ii) taxes, (iii) expenditures for brokerage services, (iv) any extraordinary expenses and (v) sales charges and any distribution fees.

         Both the Current Advisory Agreement and the Proposed Advisory Agreement provide that First Pacific Advisors will not be liable to the Trust or to the Fund, or the New Trust or the Series, as the case may be, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of First Pacific Advisors' obligations or duties under the agreement.

         Portfolio Transactions. Pursuant to the Current Advisory Agreement, First Pacific Advisors selects the brokers and dealers through which the Fund executes its portfolio transactions. Similarly, First Pacific Advisors will, pursuant to the Proposed Advisory Agreement, select the brokers and dealers that will execute portfolio transactions for the Series. First Pacific Advisors' determinations are subject to policies established by the Board of Trustees of the Trust, and, for the Series, will be subject to policies established by the Board of Trustees of the New Trust.

         First Pacific Advisors will seek to obtain the most favorable net results by taking into account various factors, including the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. While First Pacific Advisors generally seeks reasonably competitive spreads or commissions, the Fund (and the Series) will not necessarily pay the lowest spread or commission available. First Pacific Advisors seeks to select brokers or dealers that offer the Fund (and the Series) best price and execution or other services which benefit the Fund (or the Series).

         First Pacific Advisors may, consistent with the interests of the Fund (or the Series), select brokers on the basis of the research services they provide to First Pacific Advisors. Information so received by First

Pacific Advisors will be in addition to and not in lieu of the services required to be performed by First Pacific Advisors under the Current Advisory Agreement or the Proposed Advisory Agreement.

Information about First Pacific Advisors

         First Pacific Advisors, together with its predecessors, has been in the investment advisory business since 1954. Presently, First Pacific Advisors manages assets of approximately $4.0 billion for five investment companies, including one closed-end investment company, and more than 50 institutional accounts. First Pacific Advisors is an indirect wholly owned subsidiary of United Asset Management Corporation, a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

         First Pacific Advisors' principal executive officers are shown below. The address of each, as it relates to his duties at First Pacific Advisors, is 11400 West Olympic Boulevard, Los Angeles, CA 90064.

________________ Chairman, Chief Executive Officer and Chief Investment Officer

________________ President

________________ Executive Vice President

________________Executive Vice President, Chief Financial Officer, Treasurer and
                  Chief Administrative Officer



         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROPOSAL


                                                GENERAL INFORMATION

Information Regarding Officers and Trustees of the New Trust

         Information regarding the Trustees, including his or her position with the New Trust, is set forth in the table below. The address of each Trustee and principal executive officer is ________________.



Mary Rudie Barneby* Trustee and Executive Vice President of the New Trust; President of Regis 1135 Avenue of the Americas Retirement Plan Services since
1993; Former President of UAM Fund New York, NY 10036 Distributors, Inc.; formerly responsible for Defined Contribution Plan Age 43 Services at a division of the Equitable Companies, Dreyfus Corporation and Merrill Lynch.


John T. Bennett, Jr.
College Road-RFD 3
Meredith, NH 03253
Age 67

Trustee of the New Trust; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

J. Edward Day Trustee of the New Trust, Retired Partner in the Washington office of the 5804 Brookside Drive law firm Squire, Sanders & Dempsey; Director, Medical Mutual Liability Chevy Chase, MD 20815 Insurance Society of Maryland; Formerly, Chairman of The Montgomery Age 81 County, Maryland, Revenue Authority.


Philip D. English
16 West Madison Street
Baltimore, MD 21201
Age 47

Trustee of the New Trust; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103
Age 54

Trustee of the New Trust; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

Norton H. Reamer* Trustee, President and Chairman of the New Trust; President, Chief One International Place Executive Officer and a Director of United Asset Management Boston, MA 02110 Corporation; Director, Partner or Trustee of each of the Investment Age 60 Companies of the Eaton Vance Group of Mutual Funds.


Peter M. Whitman, Jr.*
One Financial Center
Boston, MA 02111
Age 52

Trustee of the New Trust; President and Chief Investment Officer of
Dewey Square Investors Corporation ("DSI") since 1988; director and Chief Executive Officer of H.T. Investors, Inc. formerly a subsidiary of DSI.

William H. Park*
One International Place
Boston, MA 02110
Age 49

Vice President of the New Trust; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French* Treasurer of the New Trust; President and Chief Executive Officer of 211 Congress Street UAM Fund Services, Inc.; formerly Vice President
- - Operations Boston, MA 02110 Development and Control of Fidelity Investment Institutional Services from Age 44 February 1995 to August 1995; Treasurer of the Fidelity Group of Funds from 1991 to February 1995.


Michael DeFao* Secretary of the New Trust, Vice President and General Counsel to UAM 211 Congress Street Fund Services, Inc., and UAM Fund Distributors, Inc.; formerly an Boston, MA 02110 Associate of Ropes & Gray (a law firm) from 1993 to November 1995.
Age 28

Robert R. Flaberty* Assistant Treasurer of the New Trust; Manager of Fund Administration 73 Tremont Street and Compliance of the Sub-Administrator since March 1995; formerly Boston, MA 02108 Senior Manager of Deloitte & Touche LLP from 1985 to 1995.
Age 32

Karl O. Hartmann* Assistant Secretary of the New Trust; Senior Vice President and General 73 Tremont Street Counsel of the Sub-Administrator; Senior Vice President, Secretary and Boston, MA 02108 General Counsel of Leland, O'Brien, Rubinstein Associates, Inc. from Age 41 November 1990 to November 1991.


     * These people are deemed to be "interested persons" of the New Trust as that term is defined in the 1940 Act. Share Ownership

         To the best of the Trust's knowledge, as of July 11, 1996, the Fund's shareholders of record and beneficial owners who owned more than 5% of the Fund's shares are as follows:

Shareholder           Shares Owned                        Percentage of Fund's
                                                            Outstanding Shares

[Shareholder Name]     ________                                 _____%
[Address]



         As of July 11, 1996, the officers and trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Shareholders' Proposals

         As stated above, as a Massachusetts business trust, the current Trust is not required to hold annual shareholder meetings. Similarly, the New Trust is not required to hold annual meetings. Accordingly, the New Trust does not expect to hold annual meetings of shareholders. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Trust's Board of Trustees or, following the Reorganization, the New Trust's Board of Trustees, should submit the proposal or suggestions to the Trust (or the New Trust) to be considered for inclusion in the proxy statement and form of proxy for such meeting as is held. It is recommended that shareholders submit their proposals by Certified Mail Return Receipt Requested. In order for a shareholder's proposal to be eligible to be considered for inclusion in a proxy statement for such meeting, that proposal must be received by the New Trust at least 120 days before the date of the meeting. The submission of a proposal by a shareholder does not ensure that such proposal will be included in the proxy statement because such proposal would need to comply with certain rules and regulations applicable to shareholders' proposals.

Other Matters

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                                   By Order of the Trustees,

                                                   -----------------------
                                                   Robin Berger, Secretary
                                                   Crescent Fund

                                                     EXHIBIT A



                                       Agreement and Plan of Reorganization

                                       AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION dated as of , 1996 (the "Agreement") between PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust (the "PMP Trust"), and UAM FUNDS TRUST, a Delaware business trust (the "UAM Trust").

         WHEREAS, the PMP Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated ____________. The PMP Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The PMP Trust has authorized capital consisting of an unlimited number of shares of beneficial interest, par value of [$.01] per share, of separate series of the PMP Trust; and

         WHEREAS, the UAM Trust has been organized under Delaware law as a business trust under an Agreement and Declaration of Trust dated May 18, 1994. The UAM Trust is an open-end, management investment company registered under the 1940 Act. The UAM Trust has authorized capital consisting of an unlimited number of shares of beneficial interest without par value of separate series of the UAM Trust.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the conversion of the Crescent Fund (the "Fund"), a series of the PMP Trust, into the FPA Crescent Portfolio (the "Crescent Series"), a newly-created shell series of the UAM Trust as follows:

1. Plan of Reorganization. At the Effective Time of the Reorganization (as defined in Section 11), the PMP Trust shall transfer all of the assets of the Fund, and assign all of the Fund's liabilities, to the UAM Trust, and the UAM Trust shall acquire all such assets, and shall assume all such liabilities of the Fund, in exchange for delivery to the Fund by the UAM Trust of a number of units of beneficial interest of the Crescent Series (the "Crescent Series
Shares") (both full and fractional) equivalent to the number of shares of beneficial interest of the Fund outstanding immediately prior to the Effective Time of the Reorganization (the "Fund Shares") (the "Reorganization").

2. Assumption of Liabilities. All debts, liabilities, obligations and duties of the Fund, to the extent that they exist at or after the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization be assumed by the UAM Trust and may be enforced against the UAM Trust -- Crescent Series to the same extent as if the same had been incurred by the UAM Trust -- Crescent Series.

3. Transfer of Assets. The assets of the Fund to be acquired by the UAM Trust on behalf of the Crescent Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund on the books of the Fund at the Effective Time of the Reorganization.

4. Liquidation of the Fund. At the Effective Time of the Reorganization, the Fund will liquidate and the Crescent Series Shares (both full and fractional) received by the Fund will be distributed to the shareholders of record as of the Effective Time of the Reorganization of the Fund in exchange for their respective Fund Shares. Each shareholder of the Fund will receive a number of Crescent Series Shares equal to the number of Fund Shares held by that shareholder. UAM Trust shall establish an open account on the share records of the Crescent Series in the name of each shareholder of the Fund and representing the respective number of Crescent Series Shares due such shareholder. At the Effective Time of the Reorganization, the net asset value per share of the Crescent Series shall be deemed to be the same as the net asset value per share of the Fund. As soon as practicable after the Effective Time of the Reorganization, the PMP Trust shall take, in accordance with Massachusetts law, all steps as shall be necessary and proper to effect a complete termination of the Fund.

5. Issued Share. Prior to the Effective Time of the Reorganization, a single share of the UAM Trust/Crescent Series shall be issued to First Pacific Advisors, Inc. ("First Pacific Advisors") which will then take certain shareholder actions as authorized by shareholders of the Fund pursuant to
Section 10(e) hereof. Promptly thereafter and prior to the Effective Time of the Reorganization, the Crescent Series Share held by First Pacific Advisors shall be redeemed and canceled by the UAM Trust.

     6. Representations, Warranties and Covenants of the UAM Trust. The UAM Trust represents and warrants to the Fund and the PMP Trust as follows:

     (a) Organization Existence. etc. The UAM Trust is a business trust duly established and validly existing in conformity with the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

     (b) Registration as Investment Company. The UAM Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Shares to be Issued Upon Reorganization The UAM Trust's Crescent Series Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Except for the share issued pursuant to Section 5 above, there shall be no issued and outstanding Crescent Series Shares or any other securities issued by the Crescent Series prior to the Effective Time of the Reorganization.

     (d) Authority Relative to this Agreement. The UAM Trust has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the UAM Trust's Board of Trustees and no other proceedings by the UAM Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The UAM Trust is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     (e) Liabilities. There are no liabilities of the UAM Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Fund in writing. There are no liabilities of the UAM Trust of any kind for which the holders of the Fund Shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise.

     (f) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the UAM Trust, threatened which would adversely affect the UAM Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Crescent Series.

     (g) Contracts. Except for this Agreement and contracts and agreements disclosed on Schedule 6(g) hereto, under which no default exists, the UAM Trust is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever specifically with respect to the Crescent Series.

     (h) Taxes. As of the Effective Time of the Reorganization, all Federal and other tax returns and reports of the UAM Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the UAM Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

     (i) Formation of New Crescent Series. Prior to the Effective Time of the Reorganization, the UAM Trust will take all steps necessary to cause the formation of a new series, to be called the FPA Crescent Portfolio (defined herein as the Crescent Series). The Crescent Series will have substantially the same investment objective and policies, and the same investment adviser as the Fund.

     (j) Proxy Statement. All information contained in the proxy statement to be supplied to shareholders of the Fund in connection with the Reorganization that relates to the UAM Trust, the Crescent Series, the Investment Advisory Agreement between the UAM Trust and First Pacific Advisors, the agreements between the UAM Trust and other service providers, the effects, tax and otherwise, of the Reorganization on Fund shareholders and other matters known primarily to UAM Trust (i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the proxy statement is mailed to Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     7. Representations. Warranties and Covenants of the PMP Trust. The PMP Trust represents and warrants to the UAM Trust as follows:

         (a) Organization, Existence, etc. The PMP Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

         (b) Registration as Investment Company. The PMP Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Fund is a separate series of the PMP Trust. All registration statements and filings required to be filed with any state securities commission has been filed and are effective.

         (c) Financial Statements. The financial statements of the Fund for the fiscal year ended March 31, 1996 (the "Fund Financial Statements") were audited by independent public accountants whose report dated April 26, 1996 expressed an unqualified opinion thereon.

         (d) Authority Relative to this Agreement. The PMP Trust on behalf of the Fund has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the PMP Trust's Board of Trustees, and, except for approval by the shareholders of the Fund, no other proceedings by the PMP Trust or the Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Neither the PMP Trust nor the Fund is a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

         (e) Liabilities. Except as to matters known to First Pacific Advisors but not known or disclosed to the PMP Trust, there are no material liabilities of the Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 1996.

         (f) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the PMP Trust, threatened which would adversely affect the Fund or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Crescent Series.

         (g)  Contracts.  Except  for  contracts  and  agreements  disclosed  on
         Schedule 7(g) hereto, under which no default exists, the Fund is not a party to or, as a series of PMP Trust or otherwise, subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

         (h) Taxes. As of the Effective Time of the Reorganization, all Federal and other tax returns and reports of the Fund required by law to have been filed shall have been filed, and all taxes of the Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the PMP Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

8.       Conditions Precedent to Obligations of the PMP Trust.

         (a) All representations and warranties of the UAM Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time of the Reorganization, with the same force and effect as if made on and as of the Effective Time of the Reorganization.

         (b) An indemnification agreement satisfactory to the PMP Trust and its Board of Trustees shall have been entered into by and between PMP Trust and First Pacific Advisors.

9. Conditions Precedent to Obligations of the UAM Trust. All representations and warranties of the PMP Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time of the Reorganization, with the same force and effect as if made on and as of the Effective Time of the Reorganization.

10. Further Conditions Precedent to Obligations of the PMP Trust and the UAM Trust. The obligations of the PMP Trust and the UAM Trust to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

         (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (b) A post-effective amendment to the Registration Statement of the UAM Trust and all other necessary state registration statements with respect to the Crescent Series shall have been filed with the SEC and all necessary state securities commissions and shall have become effective, and no stop-order suspending the effectiveness the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC or any state securities commission (and not withdrawn or terminated).

         (c) The shares of the UAM Trust of the Crescent Series shall have been duly qualified for offering to the public in all states or jurisdictions of the United States where required to permit the transfer contemplated by this Agreement to be consummated.

         (d) The UAM Trust and the PMP Trust shall have been advised by Stradley, Ronon, Stevens & Young on or before the Effective Time of the Reorganization substantially to the effect that for federal income tax purposes:

                  (1) No gain or loss will be recognized to the Fund upon the transfer of its assets to the UAM Trust in exchange solely for the Crescent Series Shares and the assumption by the UAM Trust on behalf of the Crescent Series of the Fund's liabilities;

                  (2) No gain or loss will be recognized to the Crescent Series on the UAM Trust's receipt of the Fund's assets in exchange for the Crescent Series Shares and the assumption by the Crescent Series of the Fund's liabilities;

                  (3) The basis of the Fund's assets in the Crescent Series hands will be the same as the basis of those assets in the Fund's hands immediately before the Reorganization;

                  (4) The Crescent Series' holding period for the assets transferred to the UAM Trust by the Fund will include the holding period of those assets in the Fund's hands immediately before the Reorganization;

                  (5) No gain or loss will be recognized to the Fund on the distribution of the Crescent Series Shares to the Fund shareholders in exchange for their Fund Shares;

                  (6) No gain or loss will be recognized to a Fund shareholder as a result of the Fund's distribution of Crescent Series Shares to that Fund shareholder in exchange for the Fund shareholder's Fund Shares;

                  (7) The basis of the Crescent Series Shares received by a Fund shareholder will be the same as the adjusted basis of that Fund shareholder's Fund Shares surrendered in exchange therefor; and

                  (8) The holding period of the Crescent Series Shares received by a Fund shareholder will include the Fund shareholder's holding period for the Fund shareholder 's Fund Shares surrendered in exchange therefor, provided that said Fund Shares were held as capital assets on the date of the Reorganization.

         (e) This Agreement and the Reorganization contemplated hereby shall have been approved by the affirmative vote of holders of at least a majority of the outstanding shares of the Fund entitled to vote at an annual or special meeting and the Fund shall have voted as the sole shareholder of the Crescent Series, to approve an Investment Management Agreement relating to the Crescent Series (the "Advisory Agreement") between the UAM Trust and First Pacific Advisors.

         (f) The Board of Trustees of the PMP Trust shall have made the determinations required by Rule 17a-8 under the 1940 Act and taken such other actions as may be necessary to consummate the transactions described herein.

         (g) The Board of Trustees of the UAM Trust shall have taken the following actions at a meeting duly called for such purposes:

                  (1)      approval of the Advisory Agreement with respect to
                    the Crescent Series;

                  (2) approval of the Underwriting/Distribution Agreement between the UAM Trust and UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), with respect to the Crescent Series;

                  (3) approval of a Fund Administration Agreement between the UAM Trust and UAM Fund Services, Inc., a wholly owned subsidiary of UAM, with respect to the Crescent Series;

                  (4)      approval of the Custodian Agreement between the UAM
                    Trust and The Chase Manhattan Bank with respect to the Crescent Series;

                  (5) authorization of the issuance by the UAM Trust, prior to the Effective Time of the Reorganization, of one share of the Crescent Series to the Fund in consideration for the current net asset value of such share for the purpose of enabling the Fund to vote on the matters referred to in Paragraph (e) of this Section 10;

     (6) submission of the matters referred to in Paragraph (e) of this Section 10 to the Fund as the sole shareholder of the Crescent Series; and

                  (7) authorization of the issuance by the UAM Trust of Crescent Series Shares at the Effective Time of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

         (h) A dividend shall have been declared for the shareholders of the Fund in an amount sufficient to enable the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, for the Fund's current tax year.

         At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Boards of Trustees of the PMP Trust and the UAM Trust.

11. Effective Time of the Reorganization. The exchange of the Fund's assets for Crescent Series Shares of the UAM Trust shall be effective as of the close of business on September 10, 1996 or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time of the Reorganization").

12. Termination This Agreement and the transactions contemplated hereby, whether or not they have been approved by the shareholders of the Fund, may be terminated and abandoned by resolution of the Board of Trustees of the PMP Trust or the Board of Trustees of the UAM Trust, at any time prior to the Effective Time of the Reorganization, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

13. Amendment This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Fund pursuant to Section 10(e) hereof, no such amendment may have the effect of changing the provisions for determining the number of Crescent Series Shares to be paid to the Fund shareholders under this Agreement to the detriment of the Fund shareholders without their further approval.

     14. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

15.      Headings, Counterparts, Assignments.

                  (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

                  (c) This Agreement shall be binding upon and inure to the benefit of parties hereto and their respective successors and assigns, but no assign transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     16. Entire Agreement. This Agreement constitutes the entire agreement the parties as to the subject matter hereof. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder until December 31, 1996.

     17. Further Assurances. The UAM Trust and the PMP Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. Binding Nature of Agreement. As provided in the PMP Trust's Declaration of Trust on file with the Secretary of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officer of the PMP Trust, on behalf of the PMP Trust, as officer and not individually and the obligations of this Agreement are not binding upon the undersigned officer individually, but are binding only upon the assets and property of the PMP Trust.

19. Covenants of the PMP Trust. The PMP Trust shall deliver to the UAM Trust prior to noon on the first business day after the Effective Time of the Reorganization a statement of the Fund's assets and liabilities as of ________, 1996 as reflected on the books of the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                            PROFESSIONALLY MANAGED PORTFOLIOS
                                            on behalf of the CRESCENT FUND



                                            By:  ___________________________
                                            Title:__________________________


                                            UAM FUNDS TRUST on behalf of
                                            the FPA CRESCENT PORTFOLIO



                                            By:  ___________________________
                                            Title:__________________________

                                                   Schedule 6(g)


Investment Advisory Agreement between UAM Funds Trust on behalf of the FPA Crescent Portfolio and First Pacific Advisors, Inc. (a wholly owned subsidiary of UAM) (effective ________, 1996).

Custody Agreement between UAM Funds Trust on behalf of the FPA Crescent Portflio and The Chase Manhattan Bank (effective July 17, 1996).

Fund Administration Agreement between UAM Funds Trust on behalf of the FPA Crescent Portfolio and UAM Fund Services, Inc. (a wholly owned subsidiary of
UAM) (dated April 15, 1996).

Mutual Fund Service Agreement between UAM Funds Trust on behalf of the FPA Crescent Portfolio and UAM Funds Services, Inc. and Chase Global Funds Services Company (an affiliate of The Chase Manhattan Bank) (dated April 15, 1996).

Distribution Agreement between UAM Funds Trust on behalf of the FPA Crescent Portfolio and UAM Fund Distributors, Inc. (a wholly owned subsidiary of UAM) (effective ________, 1996).

                                                   Schedule 7(g)


Investment Advisory Contract between the PMP Trust on behalf of the Fund and First Pacific Advisors dated ____________.

Custody Agreement between the PMP Trust on behalf of the Fund and The Star Bank, dated ____________.

Administration Agreement between the PMP Trust on behalf of the Fund and Investment Company Administration Corp. dated _________________.

     Distribution Agreement between the PMP Trust on behalf of the Fund and First Fund Distributors, Inc. dated __________________.

Transfer Agency Agreement between the PMP Trust on behalf of the Fund and _______________ dated ___________________.

                                                     EXHIBIT B



                                       Preliminary Prospectus for the Series

                                             DRAFT: July 19, 1996

                            UAM FUNDS
                    UAM Funds Service Center
             c/o Chase Global Funds Services Company
                          P.O. Box 2798
                      Boston, MA 02208-2798
                         1-800-638-7983


                     FPA CRESCENT PORTFOLIO
                   Institutional Class Shares
        Investment Adviser: First Pacific Advisors, Inc.


                  Prospectus - October 1, 1996

      FPA Crescent Portfolio is one of a series of investment portfolios available through UAM Funds Trust (the "Fund"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. In addition, several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). FPA Crescent Portfolio currently offers two classes of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by First Pacific Advisors, Inc.

      The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations. There can be no assurance that the Portfolio will achieve its objective.

      Please keep this Prospectus for future reference, since it contains information that you should understand before you invest. You may also wish to review the FPA Crescent Portfolio's "Statement of Additional Information" dated October 1, 1996 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus). Please call or write the Fund at the above address to obtain a free copy of this Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        TABLE OF CONTENTS

                                                                   Page
Fees and Expenses                                                   3
Summary: About the Portfolio                                        5
Risk Factors                                                        6
Performance Calculations                                            7
Details on Investment Policies                                      9
Buying, Selling and Exchanging Shares                              14
How Share Prices are Determined                                    20
Dividends, Capital Gains Distributions and Taxes                   21
Fund Management and Administration                                 22
General Fund Information                                           24
UAM Funds - Institutional Class Shares                             26

                        FEES AND EXPENSES

     Investors will be charged various fees and expenses incurred
in   operating  the  FPA  Crescent  Portfolio  (the  "Portfolio")
including:

      Shareholder Transaction Expenses: These are the costs entailed in buying, selling or exchanging shares of the
Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Service and Distribution Plans" for further information.

Sales Load Imposed on Purchases:                                 NONE
Sales Load Imposed on Reinvested Dividends:                      NONE
Deferred Sales Load:                                             NONE
Redemption Fees:                                                 NONE
Exchange Fees:                                                   NONE

     Annual Fund Operating Expenses: These expenses, which cover the cost of administration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

Investment Advisory Fees:                                       1.00%
Administrative Fees:                                            0.19%
12b-1 Fees: (Including Shareholder Servicing Fees)               NONE
Other Expenses:                                                 0.19%


Total Operating Expenses                                        1.38%
___________

      The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the FPA Crescent Portfolio's Institutional Class Shares will bear directly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's operations during the fiscal year ended March 31, 1996 except that such information has been restated to reflect estimated current administrative fees and operating expenses for assets of approximately $22 million and the offering of a second class of shares to be known as the Institutional Service Class Shares.

      Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                    1     3      5      10
                                  Year  Years  Years   Years
Expenses:                          $14   $44    $76    $166

      This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown above.

      The information set forth in the above table and example relates only to Institutional Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Service Class Shares. Service Agents may charge fees to their customers who are beneficial owners of Institutional Class Shares in connection with their customer accounts. (See "Other Purchase Information.")
                      FINANCIAL HIGHLIGHTS*
     For a capital share outstanding throughout the period.

     The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the periods indicated below is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the Annual Report to shareholders. Further information about the Portfolio's performance is contained in its annual report, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

                                                                Year Ended        Year Ended       June 2, 1993**
                                                                  March 31,         March 31,       through
                                                                     1996             1995       March 31, 1994

Net asset value, beginning of period..........................      $11.23           $10.96            $10.00
Income from investment operations:
         Net investment income................................         .40              .21               .13
         Net realized and unrealized gain on investments......        2.29              .77               .99
Total from investment operations..............................        2.69              .98              1.12
Less distributions:
         Dividends from net investment income.................     (.37)            (.18)             (.10)
         Distributions from net capital gains.................     (.88)            (.53)             (.06)
Total distributions...........................................    (1.25)            (.71)             (.16)
Net asset value, end of period................................      $12.67           $11.23            $10.96
Total return..................................................       24.71%            9.35%            13.73%***
Ratios/supplemental data:
Net assets, end of period (millions)..........................      $22.0            $16.0             $10.2
Ratio of expenses to average net assets:
         Before expense reimbursement.........................        1.59%            1.65%             1.86%***
         After expense reimbursement..........................        1.59%            1.65%             1.85%***
Ratio of net investment income to average net assets:
         Before expense reimbursement.........................        3.35%            2.16%             1.60%***
         After expense reimbursement..........................        3.35%            2.16%             1.61%***
Portfolio turnover rate.......................................       99.98%          101.41%            88.88%


*From commencement of operations through              , 1996  the
 Portfolio  operated  as  a series of the Professionally  Managed
 Portfolios. Effective            , 1996, the Portfolio became  a
 portfolio of the UAM Funds Trust and assumed its current name (it was formerly called the UAM/FPA Crescent Fund).

**        Commencement of operations.

*** Annualized.
               SUMMARY: ABOUT THE PORTFOLIO . . .

OBJECTIVE

      The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its objective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations. There can be no assurance that the Portfolio will achieve its stated objective.

WHO MANAGES THE PORTFOLIO?

      First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $4.0 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation. (See "Fund Management and Administration.")

WHO SHOULD INVEST IN THE PORTFOLIO?

      The Portfolio is suitable for investors who wish to diversify their assets in a balanced portfolio of stocks and fixed-income securities. Like any investment involving stocks and longer-term bonds, this Portfolio should be considered primarily for long-term investment by investors who are willing to tolerate short-term swings in the value of their assets in seeking for long-term returns.

HOW TO INVEST

      The Fund offers Institutional Class Shares of the Portfolio to investors at net asset value without a sales commission or 12b-1 fee. Investors should complete the Account Registration Form accompanying this Prospectus and send it with a check or wire money to the Fund. The minimum initial investment is $2,500 with certain exceptions as may be determined from time to time by the Officers of the Fund. The minimum for subsequent investments is $100. (See "Buying, Selling and Exchanging Shares.")

DIVIDENDS AND DISTRIBUTIONS

      The Portfolio will normally distribute substantially all of its net investment income in the form of dividends in June and December. Any realized net capital gains will also be distributed annually or more often if necessary. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "Dividends, Capital Gains Distributions and Taxes.")

HOW TO REDEEM

      Shares of the Portfolio may be redeemed on any business day when the New York Stock Exchange ("NYSE") is open, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request in proper order. The Portfolio's share price will fluctuate with market and economic conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. (See "Buying, Selling and Exchanging Shares.")

ADMINISTRATIVE SERVICES

       UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), is responsible for performing and overseeing administration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "Administrative Services".)

                          RISK FACTORS

    Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

    The Portfolio may invest significantly in lower rated fixed-income securities, which typically offer higher coupon interest rates than investment grade securities, but also involve greater risks of default and market volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.

   The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between when the Portfolio sells them short and repurchases them.

   The Portfolio may invest in repurchase agreements which
entail  a  risk  of  loss  should  the  seller  default  on   its
transaction.

   The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

    The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

    The Portfolio may engage in various hedging, currency and related strategies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

    The Portfolio may enter into interest rate hedging strategies commonly referred to as derivatives which, if employed incorrectly, may adversely affect the Portfolio.

     Further information about each of the above risk factors and others is contained in the "Objective and Investment Approach of the Portfolio" section of this Prospectus.

                    PERFORMANCE CALCULATIONS

      The Portfolio measures performance by calculating total return. Total return includes all interest and dividend payments plus the net change in value of all securities in the Portfolio over a specific period of time. To find out the average annual return, we simply divide this aggregate number by the number of years in the period in question. In calculating total return, we always assume that all interest and dividend payments have been reinvested in the Portfolio.

     The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

      Performance will be calculated separately for Institutional Class and Service Class Shares. Dividends paid by the Portfolio with respect to Institutional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

      The Portfolio's Annual Report to Shareholders, for its most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund. Write to "UAM Funds Trust" at the address on the front cover of this Prospectus or call 1-800-638-7983 to obtain your free copy of the Portfolio's Annual Report to Shareholders.

       OBJECTIVE AND INVESTMENT APPROACH OF THE PORTFOLIO

      The investment objective of the Portfolio is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The Portfolio seeks to achieve its objective by investing in a combination of equity securities and fixed income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctuate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

INVESTMENT APPROACH-EQUITY SECURITIES

      The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser looks for securities of quality companies with characteristics such as:

    Projected corporate earnings growth rate exceeding that of the stock market average
    High return on capital
    Solid balance sheet
    Meaningful cash flow
    High relative profit margin
    Increasing dividend
    Active share repurchase program
    Superior management, seeking to maximize shareholder value

      In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies who successfully grow their earnings and penalizing those who do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short term. When reacting to current economic or company information, investors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to become underpriced or overpriced in the short term thereby creating an excellent opportunity to either buy or sell.

      Fundamental analysis is the foundation of the Adviser's investment approach. The Adviser makes use of computer screens, company reports, research and personal contacts to determine the prospects for a particular industry or company. Specific considerations affecting an industry or company are reviewed, as well as macroeconomic factors affecting financial markets.

      In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

INVESTMENT APPROACH-FIXED INCOME OBLIGATIONS

      Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate and invests funds accordingly. Usually, a defensive strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income investments less than or equal to ten years.

      The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Government Agency and mortgage-backed securities, corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a continuous basis to determine which sector offers the best investment value.

      The Portfolio may purchase investment grade corporate debt securities. Securities rated BBB by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated debt securities.

ADDITIONAL INVESTMENT POLICIES

      Lower Rated Securities. The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less liquidity, and greater risk of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets.

      The Adviser seeks to reduce the risk associated with investing in such securities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securities, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the Statement of Additional Information.

       Repurchase Agreements. The Portfolio may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Portfolio could experience both delays in liquidating the underlying security and losses in value. However, the Portfolio intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Fund's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Portfolio engages in repurchase transactions.

      Illiquid and Restricted Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securities"); and
(iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline. Restricted securities do not include those which meet the requirements of Securities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

      Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses.

     There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may be not comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange.

      Short  Sales.  The Portfolio may engage in short  sales  of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      The Portfolio also must deposit in a segregated account an amount of cash or U.S. Government Securities equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

      A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

      Options and Futures. The Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of its overall investment strategies. The Portfolio is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

      The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

      See the Statement of Additional Information for further information regarding characteristics of and risks involved in the use of these instruments.

      U.S. Government Securities. The Portfolio may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

      All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

        Mortgage-Related Securities. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

      As noted above, payment of principal and interest on some mortgage related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

      Collateralized mortgage obligations ("CMO's") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMO's may be collaterialized by whole mortgage loans but are more typically collaterialized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMO's are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. Other mortgage related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

      Portfolio Turnover. The annual rate of portfolio turnover is not expected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a normally limiting factor in determining when or whether to purchase or sell securities in order to achieve the Portfolio's objective.

      The Portfolio has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Like the Portfolio's investment objective, several of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

OTHER INVESTMENT POLICIES

      Short-Term Investments. In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

      The Fund has applied to the Securities and Exchange Commission (the "Commission") for and received permission to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually. While the Fund expects to receive permission from the Commission, there can be no assurance that the requested relief will be granted.

      The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Fund's DSI Money Market Portfolio for cash management purposes. (See "Investment Companies.")

       When-Issued, Forward Delivery and Delayed Settlement Securities. Occasionally the Portfolio will invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securities are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

     The Portfolio will maintain a separate account of cash, U.S. Government securities or other high-grade debt obligations at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

      The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices - not to increase its investment leverage.

      Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

     Lending of Portfolio Securities. The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and
(d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed above. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

      At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

      Investment Companies. As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

      The Fund has received an Order from the Commission, which permits each of its Portfolios to invest the greater of 5% of its total assets or $2.5 million in the UAM Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

     Portfolio Transactions. The Portfolio's Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio. The Investment Advisory Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all the Portfolio's transactions.

      It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

      Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Trustees.

              BUYING, SELLING AND EXCHANGING SHARES

      Shares of each Portfolio and Class may be purchased through any Service Agent having selling or service agreements with UAM Fund Distributors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund or the designated Service Agent. See "How Share Prices are Determined." The required minimum initial investment for the Portfolio is $2,500, with certain exceptions determined from time to time by the Officers of the Fund. The minimum for subsequent investments is $100. The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. See "How to Exchange Shares." The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income. The Institutional Class Shares offered by this Prospectus are not subject to shareholder servicing and distribution plan expenses.

HOW TO BUY SHARES BY MAIL

      An account may be opened by completing and signing an Account Registration Form, and forwarding it, together with a check payable to "UAM Funds Trust," through your Service Agent to:

                         UAM Funds Trust
                    UAM Funds Service Center
             c/o Chase Global Funds Services Company
                          P.O. Box 2798
                      Boston, MA 02208-2798

       The   carbon   copy  (manually  signed)  of  the   Account
Registration Form must be mailed to:

                   UAM Fund Distributors, Inc.
                       211 Congress Street
                        Boston, MA 02110

      Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank, by a Federal Reserve Bank) before acceptance by the Fund.

HOW TO BUY SHARES BY WIRE

      Shares  of  the Portfolio may also be purchased  by  wiring
Federal Funds to the Fund's Custodian Bank (see instructions below). In order to insure prompt crediting of the Federal Funds wire, it is important to follow these steps:

(a) Telephone the Fund's Transfer Agent (1-800-638-7983) and provide the account name, address, telephone number, social security or taxpayer identification number, the Portfolio and Class selected (FPA Crescent Portfolio Institutional Class Shares), the amount being wired and the name of the bank wiring the funds. (Investors with existing accounts should also notify the Transfer Agent prior to wiring funds.) An account number will then be provided to you.

(b) Instruct your bank to wire the specified amount to the Fund's Custodian;

                    The Chase Manhattan Bank
                          New York, NY
                              ABA #
                           DDA Acct. #
                      F/B/O UAM Funds Trust
    Ref: FPA Crescent Portfolio - Institutional Class Shares
                       Your Account Number
                        Your Account Name

(c) A completed Account Registration Form must be forwarded to the UAM Funds Service Center and UAM Fund Distributors, Inc. at the addresses shown thereon as soon as possible. Federal Funds purchases will be accepted only on a day on which the New York Stock Exchange and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

      You may add to your account at any time (minimum additional investment is $100) by purchasing shares at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds Trust") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. It is very important that your account number, account name, class of shares, and the Portfolio to be purchased, are specified on the check or wire to insure proper crediting to your account. In order to insure that your wire orders are invested promptly, you are requested to notify the Fund (1-800-638-7983) prior to the wire date. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

     The purchase price of the shares of the Portfolio is the net asset value next determined after the order and payment is received. (See "How Share Prices are Determined.") An order and payment received prior to the close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open.

      The Fund reserves the right, in its sole discretion, to suspend the offering of shares of either Class of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

      Purchases of shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

      Shares of the Portfolios may be purchased by customers of brokers-dealers or other financial intermediaries ("Service
Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

     Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of a Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the NYSE, and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

       The Distributor, United Asset Management Corporation ("UAM"), the parent company of the Adviser, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolios.

IN-KIND PURCHASES

      Under certain circumstances, investors who own securities may be able to exchange them directly for shares of the Portfolio without converting their investments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria, which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately. Securities acquired through an in-kind purchase will be acquired for investment and not for resale.

     The Fund will not accept securities for exchange unless they meet the following criteria:

     The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them as evidenced by a listing on the American Stock Exchange, the NYSE or NASDAQ.

     The investor assures the Fund that the securities are liquid and not subject to any restrictions under the Securities
Act of 1933 or any other law or regulation.

   The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfolio's net assets.

      For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will realize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding. Investors interested in such exchanges should contact the Adviser.

HOW TO SELL SHARES

      You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your instructions to sell.

BY MAIL:

     To redeem by mail, include

    your share certificates, if we have issued them to you;

     a letter which tells us how many shares you wish to redeem or, alternatively, what dollar amount you wish to receive;

     a signature guaranteed by your bank, broker or other financial institution (see "Signature Guarantees" below); and

     any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit- sharing plans and other organizations.

     Your request should be addressed to:

                         UAM Funds Trust
                    UAM Funds Service Center
             c/o Chase Global Funds Services Company
                          P.O. Box 2798
                      Boston, MA 02208-2798

      If you are not sure which documents to send, please contact the UAM Funds Service Center at 1-800-638-7983.

BY TELEPHONE

      To redeem shares by telephone, you must have completed an Account Registration Form and have returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable precautions to make sure that the instructions communicated by telephone are genuine, and they may be liable for losses if they fail to do so. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded, and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that they reasonably believes are genuine.

      To change the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

      To protect your account, the Fund and the Fund's Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

   redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

   transfer shares from one Portfolio to another.

      Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The UAM Funds Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank, as well as through most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker- dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public can not provide a signature guarantee.

     The signature guarantee must appear either:

    on the written request for redemption; or

    on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

    on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES

      Normally, the Fund will make payment for all shares sold under this procedure within one business day after we receive a request. In no event will payment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the Commission.

      If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES

     You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in the UAM Funds which is comprised of UAM Funds, Inc. and UAM Funds Trust. (See the list of Portfolios of the UAM Funds - Institutional Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges. Exchange requests may be made by mail, telephone or through a Service Agent. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4:00 p.m. Eastern Time will be processed at the share price set after the market closes on the same day. Exchanges received after 4:00 p.m. Eastern Time will be executed at the share price determined at the market close on the following day. For additional information regarding responsibility for the authenticity of telephone instructions, see "How to Sell Shares - By Telephone" above. The Fund may also limit both the frequency and the amount of exchanges  permitted  if  it is in the  interest  of  the  Fund's shareholders. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

      Please review a Portfolio's investment objective before shifting money into it. Make sure its objective and strategies fit with your long-term goals. Before exchanging into a
Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchanging shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                 HOW SHARE PRICES ARE DETERMINED

     The net asset value per share of each Class of the Portfolio is calculated every day that the NYSE is open. This means that shares are revalued after the market closes, generally at 4:00 p.m. Eastern Time on Monday through Friday, except for major holidays when the NYSE is closed. The per share net asset value of the Service Class Shares may be lower than the per share net asset value of the Institutional Class Shares reflecting the daily expense accruals of the shareholder servicing, distribution and transfer agency fees applicable to the Service Class Shares.

      The net asset values of the Portfolio's shares for each Class is determined by adding up the total market value of all the securities in the Portfolio plus cash and other assets, deducting liabilities and then dividing by the total number of shares outstanding of each Class.

      For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Unlisted stocks and listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the bid price of such currencies against U.S. dollars quoted by any major bank or by a broker. The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

        DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

      Stocks generate income in the form of dividends. The Portfolio will normally distribute substantially all of its net investment income to shareholders of both of its classes in the form of dividends in June and December. If any net capital gains are realized, the Portfolio will normally distribute such gains annually in June, with a supplemental distribution in December of any undistributed capital gains earned during the 12-month period ended each October. This means that the amount of income net of expenses each share has earned over the past year will be determined and subtracted from the total share value. The net income is then either distributed in cash or reinvested in Portfolio shares at the new after-dividend price, depending on your instructions to the Portfolio. Unless you specifically tell us to distribute dividend income in cash, however, we will assume you want this income reinvested. The per share dividends and distributions on Service Class Shares generally will be lower than the per share dividends and distributions on Institutional Class Shares as a result of the shareholder servicing, distribution and any transfer agency fees, applicable to the Service Class Shares.

      Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement at the end of the year telling you exactly how much dividend income you have earned for tax purposes. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

CAPITAL GAINS

      Capital gains are another source of appreciation for the Portfolio. Basically, a capital gain is an increase in the value of a stock or bond. However, for tax purposes, the Portfolio does not "realize" a capital gain unless it sells a stock or bond which has appreciated.

      You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains the Portfolio has made are added up and capital losses are subtracted. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. You will receive a statement at the end of the year informing you of your share of the Portfolio's capital gains.

     The second way to incur capital gains is to sell or exchange your shares. If you sell shares at a higher price than you bought them at, you will be responsible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

      The Portfolio intends to qualify each year as a "regulated investment company" under Federal tax law, and if it qualifies, the Portfolio will not be liable for Federal income taxes, because it will have distributed all its net investment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on dividends, whether they are distributed as cash or are reinvested in shares, and on net short-term capital gains. Dividends and short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Such dividends and distributions may be subject to state and local taxes. Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

      Dividends declared in October, November and December to shareholders of record in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, provided that the dividends are paid before February of the following year.

      The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

      Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes reduce the Portfolio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. You may be able to claim an offsetting tax credit or itemized deduction for foreign taxes paid by the Portfolio. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

               FUND MANAGEMENT AND ADMINISTRATION

INVESTMENT ADVISER

       The Board of Trustees of the Trust establishes the Portfolio's policies and supervises and reviews the management of the Portfolio. First Pacific Advisors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is responsible for management of the Fund's portfolio.

       Under the Investment Advisory Agreement, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administrative services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

     The Adviser, together with its predecessors, has been in the investment advisory business since 1954. Presently, the Adviser manages assets of approximately $4.0 billion for five investment companies, including one closed-end investment company, and more than 50 institutional accounts. The Adviser is an indirect wholly owned subsidiary of United Asset Management Corporation, a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

     The Portfolio is responsible for its own operating expenses. The Adviser has agreed to reduce its fees or reimburse the Portfolio for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Portfolio's shares are offered for sale. The Adviser also may reimburse additional amounts to the Portfolio at any time in order to reduce the Portfolio's expenses, or to the extent required by applicable securities laws. To the extent the Adviser performs a service for which the Portfolio is obligated to pay, the Portfolio shall reimburse the Adviser for its costs incurred in rendering such service.

      The Adviser considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but at not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided the Portfolio receives prompt execution at competitive prices, the Adviser may also consider the sale of Portfolio shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

ADMINISTRATOR

      Pursuant to a Fund Administration Agreement dated April 15, 1996, which was approved by the Fund's Directors, UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios. The Fund pays UAM Fund Services, Inc. a monthly fee for its services which on an annual basis equals: 0.19 of 1% of the first $200 million of the aggregate net assets of the Fund; 0.11 of 1% of the next $800 million of the aggregate net assets of the Fund; 0.07 of 1% of the aggregate net assets in excess of $1 billion but less than $3 billion; and 0.05 of 1% of the aggregate assets in excess of $3 billion. The fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio of $1,250 per month upon inception of a Portfolio to $70,000 annually after two years. The Fund, with respect to the Fund or any Portfolio or Class of the
Fund, may enter into other or additional arrangements for transfer or subtransfer agency, record-keeping or other shareholder services with organizations other than the Administrator. If a separate class of shares is added to a Portfolio, the minimum annual fee payable to UAM Fund Services, Inc. by that Portfolio may be increased by up to
$20,000. In addition, each Portfolio pays to UAM Fund Services, Inc. a Fund-specific fee of 0.02% to 0.06% of the average net assets of each Portfolio. The Trustees of the Fund have also approved a Mutual Funds Service Agreement dated April 15, 1996 between UAM Funds Services, Inc. and Chase Global Funds Services Company, an affiliate of The Chase Manhattan Bank under which Chase Global Funds Services Company provides the Fund and its Portfolios with certain services, including, but not limited to, fund accounting, transfer agency, maintenance of Fund records, preparation of reports, assistance in the preparation of the Fund's registration statements and general day-to-day administration of matters related to the Fund's existence. UAM Fund Services, Inc. pays Chase Global Funds Services Company a monthly fee for its services from the fees that UAM Fund
Services, Inc. receives from the Fund under its Fund Administration Agreement. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, MA 02108-3913.

DISTRIBUTOR

     UAM Fund Distributors, Inc. a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, approve it on an annual basis. This Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

CUSTODIAN

      The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

     Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

SUB-ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT

      Chase  Global  Funds Services Company, 73  Tremont  Street,
Boston, MA 02108, acts as sub-administrator, transfer agent and dividend disbursing agent for the Fund.

REPORTS

      Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price
Waterhouse LLP.

SHAREHOLDER INQUIRIES

      Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling
1-800-638-7983.

LITIGATION

     The Fund is not involved in any litigation.

                    GENERAL FUND INFORMATION

      The Portfolio is one of a series of investment portfolios available through UAM Funds Trust, an open-end investment company known as a "mutual fund." Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. The Fund was organized under the name "The Regis Fund II" on May 18, 1994 as a Delaware business trust. On October 31, 1995, the name was changed to "UAM Funds Trust." Prior to , 1996 the Portfolio operated as a series of the Professionally Managed Portfolios and operated under the name UAM/FPA Crescent
Fund   (the  "Fund").  On                         ,  1996,  after
approval by its shareholders, the Fund was reorganized by moving it to the UAM Funds Trust.

DESCRIPTION OF SHARES AND VOTING RIGHTS

      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers.

      The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or Classes of shares of beneficial interest without further action by shareholders.

      The shares of each Portfolio and Class of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. [As of
August                         31,                          1996,
held of record             % of the UAM/FPA Crescent Fund Shares,
now known as Institutional Class Shares. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.] A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing, and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Institutional Service Class Shares of the Portfolios along with the fees and expenses associated with such shares is available upon request by contacting the Fund at 1-800-638-7983. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Portfolio's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or its representations must not be relied upon as having been authorized by the Fund. this Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

             UAM FUNDS - INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
     Acadian Emerging Markets Portfolio
     Acadian International Equity Portfolio

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
     BHM&S Total Return Bond Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
     Chicago Asset Management Value/Contrarian Portfolio
     Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
     C&B Balanced Portfolio
     C&B Equity Portfolio

C. S. MCKEE & COMPANY, INC.
     McKee U.S. Government Portfolio
     McKee Domestic Equity Portfolio
     McKee International Equity Portfolio

DEWEY SQUARE INVESTORS CORPORATION
     DSI Disciplined Value Portfolio
     DSI Limited Maturity Bond Portfolio
     DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
     FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
     ICM Equity Portfolio
     ICM Fixed Income Portfolio
     ICM Small Company Portfolio

INVESTMENT RESEARCH COMPANY
     IRC Enhanced Index Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
     MJI International Equity Portfolio

NEWBOLD'S ASSET MANAGEMENT, INC.
     Newbold's Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
     NWQ Balanced Portfolio
     NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
     Rice, Hall, James Small Cap Portfolio
     Rice, Hall, James Mid Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
     Sirach Equity Portfolio
     Sirach Fixed Income Portfolio
     Sirach Growth Portfolio
     Sirach Short-Term Reserves Portfolio
     Sirach Special Equity Portfolio
     Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
     SAMI Preferred Stock Income Portfolio
     Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
     Sterling Partners' Balanced Portfolio
     Sterling Partners' Equity Portfolio
     Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
     TS&W Equity Portfolio
     TS&W Fixed Income Portfolio
     TS&W International Equity Portfolio




                                                     EXHIBIT C



                                            Proposed Advisory Agreement







                                                        -1

             FORM OF INVESTMENT ADVISORY AGREEMENT


                                 UAM FUNDS TRUST
                             FPA CRESCENT PORTFOLIO



      AGREEMENT made this       day of             , 1996 by  and

between  UAM Funds Trust, a Delaware business trust, (the "Fund")

and  First Pacific Advisors, Inc., a California corporation, (the

"Adviser").

      1.    Duties  of  Adviser.  The Fund  hereby  appoints  the

Adviser  to act as investment adviser to the Fund's FPA  Crescent

Portfolio (the "Portfolio") for the period and on such  terms  as set  forth  in this Agreement.  The Fund employs the  Adviser  to manage  the  investment and reinvestment of  the  assets  of  the

Portfolio,  to continuously review, supervise and administer  the

investment  program  of  the  Portfolio,  to  determine  in   its

discretion the securities to be purchased or sold and the portion of  the Portfolio's assets to be held uninvested, to provide  the

Fund  with records concerning the Adviser's activities which  the

Fund  is  required to maintain, and to render regular reports  to

the   Fund's  officers  and  Board  of  Trustees  concerning  the

Adviser's  discharge  of  the  foregoing  responsibilities.   The

Adviser shall discharge the foregoing responsibilities subject to the  control  of  the officers and the Board of Trustees  of  the

Fund,  and  in  compliance  with  the  objectives,  policies  and

limitations   set  forth  in  the  Portfolio's   prospectus   and

applicable  laws  and  regulations.   The  Adviser  accepts  such

employment  and agrees to render the services and to provide,  at its  own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      2.   Portfolio Transactions.  The Adviser is authorized  to

select the brokers or dealers that will execute the purchases and sales  of securities of the Portfolio and is directed to use  its best  efforts  to  obtain  the  best  available  price  and  most

favorable  execution, except as prescribed  herein.   Subject  to

policies  established by the Board of Trustees of the  Fund,  the

Adviser  may  also be authorized to effect individual  securities transactions  at  commission  rates  in  excess  of  the  minimum commission  rates  available, if the Adviser determines  in  good faith that such amount of commission is reasonable in relation to the  value of the brokerage or research services provided by such broker  or  dealer,  viewed in terms of  either  that  particular

transaction  or  the  Adviser's  overall  responsibilities   with

respect  to  the Fund.  The execution of such transactions  shall not  be deemed to represent an unlawful act or breach of any duty

created  by  this  Agreement  or  otherwise.   The  Adviser  will

promptly  communicate to the officers and Trustees  of  the  Fund such  information relating to portfolio transactions as they  may reasonably request.

      3.    Compensation of the Adviser.  For the services to  be

rendered  by  the  Adviser  as provided  in  Section  1  of  this

Agreement,  the  Fund  shall  pay  to  the  Adviser  in   monthly

installments,  an  advisory  fee  calculated  by   applying   the

following  annual  percentage rates to  the  Portfolio's  average daily net assets for the month:  1.00%.

      In  the  event  of termination of this Agreement,  the  fee provided  in this Section shall be computed on the basis  of  the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days  elapsed in the current fiscal month as a percentage of  the total number of days in such month.

      4.    Other  Services.  At the request  of  the  Fund,  the

Adviser  in its discretion may make available to the Fund  office facilities, equipment, personnel and other services. Such  office facilities,  equipment, personnel and services shall be  provided for  or  rendered by the Adviser and billed to the  Fund  at  the

Adviser's cost.

      5.   Reports.  The Fund and the Adviser agree to furnish to

each  other  current prospectuses, proxy statements,  reports  to shareholders, certified copies of their financial statements, and such  other information with regard to their affairs as each  may reasonably request.

      6.   Status of Adviser.  The services of the Adviser to the

Fund  are  not to be deemed exclusive, and the Adviser  shall  be free to render similar services to others so long as its services to the Fund are not impaired thereby.

      7.    Liability of Adviser.  In the absence of (i)  willful

misfeasance,  bad faith or gross negligence on the  part  of  the

Adviser  in  performance of its obligations and duties hereunder,

(ii)  reckless  disregard by the Adviser of its  obligations  and duties  hereunder, or (iii) a loss resulting  from  a  breach  of fiduciary  duty  with respect to the receipt of compensation  for services (in which case any award of damages shall be limited  to the  period and the amount set forth in Section 36(b)(3)  of  the

Investment  Company  Act of 1940, as amended  ("1940  Act"),  the

Adviser shall not be subject to any liability whatsoever  to  the

Fund,  or  to  any  shareholder of the Fund,  for  any  error  or judgment,  mistake  of law or any other act or  omission  in  the course  of,  or  connected  with,  rendering  services  hereunder including,  without  limitation,  for  any  losses  that  may  be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

      8.    Permissible Interests.  Subject to and in  accordance

with  the  Declaration of Trust of the Fund and the  Articles  of

Incorporation  of  the  Adviser, Trustees, officers,  agents  and shareholders of the Fund are or may be interested in the  Adviser

(or  any  successor  thereof)  as  Directors,  officers,  agents,

shareholders  or  otherwise;  Directors,  officers,  agents   and

shareholders of the Adviser are or may be interested in the  Fund as Trustees, officers, agents, shareholders or otherwise; and the

Adviser (or any successor) is or may be interested in the Fund as

a   shareholder  or  otherwise;  and  the  effect  of  any   such

interrelationships shall be governed by said Declaration of Trust and Articles of Incorporation and the provisions of the 1940 Act.

      9.    Duration  and  Termination.  This  Agreement,  unless

sooner  terminated as provided herein, shall continue  until  the

earlier  of               , 1998 or the date of the first  annual

or  special meeting of the shareholders of the Portfolio and,  if approved  by  a majority of the outstanding voting securities  of the  Portfolio, thereafter shall continue for periods of one year so  long  as such continuance is specifically approved  at  least annually  (a) by the vote of a majority of those members  of  the

Board  of  Trustees  of  the Fund who are  not  parties  to  this

Agreement or interested persons of any such party, cast in person at  a  meeting called for the purpose of voting on such approval,

and (b) by the Board of Trustees of the Fund or (c) by vote of  a majority  of the outstanding voting securities of the  Portfolio;

provided however, that if the shareholders of the Portfolio  fail to  approve  the  Agreement as provided herein, the  Adviser  may continue  to  serve  in such capacity in the manner  and  to  the

extent  permitted  by  the 1940 Act and rules  thereunder.   This

Agreement may be terminated by the Portfolio at any time, without the  payment of any penalty, by vote of a majority of the  entire

Board  of  Trustees of the Fund or by vote of a majority  of  the outstanding  voting  securities of  the  Portfolio  on  60  days'

written  notice to the Adviser.  This Agreement may be terminated by  the  Adviser at any time, without the payment of any penalty,

upon  90  days' written notice to the Fund.  This Agreement  will automatically  and  immediately terminate in  the  event  of  its

assignment.   Any notice under this Agreement shall be  given  in

writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

       As  used  in  this  Section  9,  the  terms  "assignment",

"interested  persons",  and  "a  vote  of  a  majority   of   the

outstanding voting securities" shall have the respective meanings set  forth  in  Section  2(a)(4), Section  2(a)(19)  and  Section

2(a)(42) of the 1940 Act.

      10.  Amendment of Agreement.  This Agreement may be amended by  mutual consent, but the consent of the Fund must be  approved

(a)  by  vote  of  a majority of those members of  the  Board  of

Trustees  of  the Fund who are not parties to this  Agreement  or interested persons of any such party, cast in person at a meeting called  for the purpose of voting on such amendment, and  (b)  by vote  of a majority of the outstanding voting securities  of  the

Portfolio.

      11.   Severability.  If any provisions  of  this  Agreement

shall be held or made invalid by a court decision, statute,  rule or  otherwise,  the  remainder of this  Agreement  shall  not  be affected thereby.

      IN  WITNESS  WHEREOF, the parties hereto have  caused  this

Agreement   to   be   executed  as  of   this   ______   day   of

, 1996.


FIRST PACIFIC ADVISORS, INC.            UAM FUNDS TRUST



By                                    By
   Julio  de  Puzo,  Jr.                               Norton  H.
Reamer
  Chief Executive Officer               President and Chairman of
the Board

                                      PROXY
                                  CRESCENT FUND
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
                         SPECIAL MEETING OF SHAREHOLDERS

                                SEPTEMBER 6, 1996

                             SOLICITED ON BEHALF OF
                              THE BOARD OF TRUSTEES


                  The undersigned hereby appoints ________________ and ________________, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Crescent Fund (the "Fund"), a separate series of Professionally Managed Portfolios (the "Trust"), to be held on [September 6, 1996] at the offices of ________________, [Address], at 10:00 a.m. local time, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on ________, 1996. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.


A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON ________, 1996. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1. Approval of the Proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include: (a) the transfer of all assets of the Fund to a newly-formed series (the "Series") of UAM Funds Trust, a Delaware business trust (the "New Trust"), in exchange for shares of the Series, and the assumption by the Series of liabilities of the Fund; and (b) the distribution to Fund shareholders of such Series' shares.

              FOR [  ]                  AGAINST [  ]               ABSTAIN [  ]



Dated:  ______________, 1996
                                          -----------------------------------
                                                   Signature


                               -----------------------------------
                              Title (if applicable)


                              -----------------------------------
                               Signature (if held jointly)



                              -----------------------------------
                              Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

                                                          -2